UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2024

ADITXT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39336	85-3204328
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2569 Wyandotte Street, Suite 101, Mountain View, CA 94043

(Address of principal executive offices, including ZIP code)

(650) 870-1200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ADTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported in a Current Report on Form 8-K filed by Aditxt, Inc. (the “Company”), on December 29, 2023, the Company entered into a securities purchase agreement with an institutional investor (“the “Holder”) for the issuance and sale in a private placement of (i) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 1,237,114 shares of the Company’s common stock, par value $0.001 (the “Common Stock”) at an exercise price of $0.001 per share, and (ii) warrants to purchase up to 2,474,228 shares of the Company’s Common Stock, at a purchase price of $4.85 per share.

On August 7, 2024, Aditxt, Inc. (the “Company”) entered into a Securities Exchange Agreement with the Holder (the “Exchange Agreement”), pursuant to which the Company agreed to exchange the Pre-Funded Warrants for: (i) an aggregate of 6,667 shares of the Company’s Series C-1 Convertible Preferred Stock, par value $0.001 per share (the “Series C-1 Preferred Stock”), and (ii) warrants to purchase 2,569,171 shares of the Company’s Common Stock at an exercise price of $1.49 per share for a term of five years (the “Warrants”). As previously reported in a Current Report on Form 8-K filed by the Company, on May 2, 2024, the Company filed a Certificate of Designation for its Series C-1 Preferred Stock with the Secretary of State of Delaware (the “Series C-1 Certificate of Designations”).

The foregoing descriptions of the Series C-1 Certificate of Designations, the Warrants, and the Exchange Agreement do not purport to be complete and are qualified in their entirety by the full text of the Series C-1 Certificate of Designations, the Form of Warrant and the Exchange Agreement, which are attached hereto as Exhibit 3.1, 4.1 and 10.1, respectively, respectively and incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K in relation to the issuance of the shares of Series C-1 Preferred Stock is incorporated by reference herein. The shares of Series C-1 Preferred Stock will be issued in reliance on the exemption from registration provided by Section 3(a)(9) under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
3.1	Certificate of Designations of Series C-1 Preferred Stock dated May 2, 2024 (incorporated by reference to the Company’s Current Report on Form 8-K filed on May 8, 2024)
4.1	Form of Warrant
10.1	Exchange Agreement dated August 7, 2024
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2024

Aditxt, Inc.

By:	/s/ Amro Albanna
Name:	Amro Albanna
Title:	Chief Executive Officer